UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 8, 2005

MDSI Mobile Data Solutions Inc. (Translation of registrant’s name into English)

Canada (Jurisdiction of Incorporation)	000-28968 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

10271 Shellbridge Way Richmond, British Columbia Canada V6X 2W8 (Address and zip code of principal executive offices)

Registrant’s Telephone Number, including Area Code:  (604) 207-6000

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 415 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02    Results of Operations and Financial Condition.

On February 8, 2005, the Company issued a press release containing certain information regarding the Company’s results of operations for the Company’s fourth quarter ended December 31, 2004 and the Company’s fiscal year ended December 31, 2004. The press release attached as Exhibit 99.1 has been corrected to eliminate a non-material typographical error and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

MDSI Mobile Data Solutions Inc.

Date: February 15, 2005	/s/ Glenn Kumoi Glenn Kumoi, Chief Administrative Officer